NCR Analyst Day December 4, 2008 New York Stock Exchange New York, New York Exhibit 99.1

NCR Confidential

Thursday, December 4, 2008
NCR Business Strategy Bill Nuti – Chairman & CEO
Q & A
Product Development Strategy Alan Chow – SVP, Product Development & CTO
Operations Strategy Peter Dorsman – SVP, Operations
Services Strategy Chris Wallace – SVP, Services
NCR Business Model Tony Massetti – SVP, CFO

NCR Confidential
Note to Investors
Certain non-GAAP financial information regarding NCR’s operating results may be discussed during this presentation. Reconciliations of the differences between GAAP and non-GAAP measures are available on the Investor page of NCR’s website at www.ncr.com.
Remarks and responses associated with this presentation include forward-
looking statements that are based on current expectations.  These forward-
looking statements are subject to a number of risks and uncertainties that could cause actual results to vary materially.
These risk factors are detailed from time to time in NCR’s SEC reports, including, but not limited to, Forms 10Q, 10K, 8K and the company’s annual report to shareholders.

NCR Confidential NCR Business Strategy Bill Nuti Chairman & CEO

NCR Confidential Creating Shareholder Value – A Look Back at 2007

NCR Confidential
NCR Analyst Day 2007:  Key Take-Aways
•
NCR can grow the top line; we’re on a strong foundation
•
A growing addressable market
•
Expanding consumer demand for self-service channels
•
Experienced management team dedicated to improve execution

NCR Confidential ($ in Millions) ($ in Millions) Doing “What We Said We Would Do” …. and More

NCR Confidential Creating Shareholder Value – 2008 Update

NCR Confidential
Over the Past Year NCR Continues to Execute
Dynamic environment…things outside of our control
• Unprecedented dislocation in global economy
• Our largest end-markets (Financial & Retail) have been significantly impacted
• Poor financial market returns signal higher pension expense
• Capex constrained
NCR is focused…largely within our control
• Executing well despite economic headwinds and end-market challenges
• Consumer demand for self-service channels continues to accelerate
• Strong balance sheet
• Improving cash flows and working capital position
• We continue to meet our cost reduction targets and NPOI margin expansion goals
• Long term confidence in NCR business model

NCR Confidential Creating Shareholder Value

NCR Confidential
Our Vision & Mission
“Leading how the world
“Leading how the world
connects, interacts,
connects, interacts,
and transacts with
and transacts with
business”
business”
Our Vision
Our Mission
“Provide our customers with the
“Provide our customers with the
next generation of productivity
next generation of productivity
gains and customer experience
gains and customer experience
innovation through our deep
innovation through our deep
knowledge of the changing
knowledge of the changing
global consumer and
global consumer and
technology ”
technology ”

NCR Confidential
Expand and
strengthen
geographic presence
& Sales coverage
Expand and
strengthen
geographic presence
& Sales coverage
World-class people, training/development and company culture
Strong foundation of corporate responsibility
Penetrate adjacent
single and multi-
channel self-service
solution segments
Penetrate adjacent
single and multi-
channel self-service
solution segments
Travel &
Lodging
Travel &
Lodging
Healthcare &
Public Sector
Healthcare &
Public Sector
Telecommunications
& Technology
Telecommunications
& Technology
GAIN PROFITABLE SHARE
Market share, wallet share, and mind share in
our core industries:
FINANCIAL SERVICES & RETAIL
GAIN PROFITABLE SHARE
Market share, wallet share, and mind share in
our core industries:
FINANCIAL SERVICES & RETAIL
Software Business Model Focus
Software Business Model Focus
Our Business Strategy
Entertainment
Entertainment
EXPAND INTO EMERGING GROWTH INDUSTRY SEGMENTS
EXPAND INTO EMERGING GROWTH INDUSTRY SEGMENTS
BUILD THE LOWEST COST STRUCTURE IN OUR INDUSTRY…CONTINUOUS IMPROVEMENT
Product Development Operations Services Infrastructure
Integrated Service Offers
Maintenance Services – Managed Services – PS - Outsourcing
Integrated Service Offers
Maintenance Services – Managed Services – PS - Outsourcing
Consumables

NCR Confidential Self-Service: Consumers Demand It….Businesses Depend On It. March 24, 2008

NCR Confidential
Consumers Choose Self-Service for
Speed, Convenience and Ease-of-Use Across Industries
Financial Retail Travel Healthcare
Faster 61% 60% 57% 53%
More
Convenient
52% 54% 57% 46%
Easier 46% 47% 48% 45%
• 11% increase in likelihood to use self-service over 2007 survey results
• 67% more likely to do business with companies that offer self-service choice
11% increase over 2007 survey results
• Nearly 6 out 10 indicate Self-Service has positive impact on deployer’s brand
Source: Buzzback Market Research – April 2008

NCR Confidential
…And Consumers Are Becoming Multi-Channel
Multi-channel
consumers spend
30% more
Banking Retail
Travel
Hotel
Healthcare
To what degree would you personally
use a combination of self-service devices…
to perform a transaction?
A Great Deal
Somewhat
Not at all
Source: Buzzback Market Research – April 2008
96% 98%
97% 98%
95%

NCR Confidential
Now More Than Ever…Self-Service
•
Reduces operating costs; increases
productivity and efficiency
•
Increases revenue
•
Enables businesses to differentiate and
deliver consistent customer service
•
“Good” capex
"... customer-facing projects were only
half as likely to be cut as those that
didn’t touch customers, and that ‘smart’
CIOs are looking for ways to use the IT
tools at their disposal to cut costs in
their organizations and in other parts of
their companies.”

NCR Confidential Financial Industry Profile 18

NCR Confidential Financial Services: NCR Addressable Market 2008 Addressable Market: $9.2B Core Markets: $7.8B Adjacent Markets: $1.4B

NCR Confidential
Financial Industry Profile
Value proposition remains strong globally
• 49 billion ATM cash withdrawals worldwide
1
• A new ATM is installed every 6 minutes
1
• By maximizing the functionality of the
existing ATM network in the U.S., the U.S.
banking industry could save $2.25 billion
per year
2
• By switching to intelligent deposit ATMs, the
U.S. banking industry could save a net of
$217 million per year
2
• New transactions of value; bill payment,
remittance, electronic payroll
• Financial service to the unbanked
1
ATMIA
2
NCR internal analysis

NCR Confidential
Emerging Regions will Continue to Grow
Only 27 ATM markets globally have reached a developed state . . .
Still potential for another 1.4 million ATMs in emerging regions
*Based on penetration of ATMs per 100k people for developed & emerging countries by region.
Source: Worldbank Database, Retail Banking Research, Internal Analysis

NCR Confidential
Extending Beyond ATM with Multi-Channel Applications
Online Banking Mobile Banking
• 40% of U.S. households banking online,
growing at over 27%
• Online banking represents 20% of overall
retail revenue
• 64% of institutions see strong retention after
customers become online banking users and
then online bill payers
1 Tower
2 AMR
3 Aite
1
2
3

NCR Confidential
• Acquired the leading provider of teller
connectivity software
• Introducing new, purpose-built hardware
solutions
• Multiple pilots underway in U.S. and
Europe
• Technology applies to multiple industries
Retail
Healthcare
Gaming
Travel
NCR Moves into Cash Management

NCR Confidential
Proven Leadership in Services
• #1 Global ATM Service Provider
Servicing 350,000+ ATMs in 100 countries
High Availability monitoring of more than 110,000 ATMs
Service Provider of Choice for 19 of the world’s top 20 Banks
• #1 Provider of Outsourced, Channel Operational Services
> 35,000 ATMs
> 235,000 EFT/POS devices
• Hosting financial applications for more than 60 Banks
•
Recognized as a Top 10 Hardware Support Provider (Gartner)
•
Acknowledged as a Top 100 Outsourcer (IAOP:  2008)

NCR Confidential
Our investment plans for self-service over the next 12-18 months will:
….Confirmed at Recent BAI Conference
Source:  NCR Survey of 50 financial institutions at BAI Conference; Orlando, FL, November 18-20
Our investment plans for self-service over the next 12-18 months will:
Source:  NCR Survey of 50 financial institutions at BAI Conference; Orlando, FL, November 18-20

NCR Confidential
….Focused NCR Investments Against Market Priorities
Integrate multi-channel delivery for a seamless
customer experience
Implement managed services/outsourcing for
flexible access to best-in-class resources
Deploy new transactions or channels through
hosted services/software as a service model
Refocus branch resources on sales activities vs.
transactions processing
Extend self-service channels to support small
business customers
Offer deposit-enabled self-service transactions
such as bill payment to non-customers
Enhance account opening and deposit options
Please prioritize your investment in
the following technology initiatives
for 2009
Source:  NCR Survey of 50 financial institutions at BAI Conference; Orlando, FL, November 18-20
50%
40%
30%
20%
10%
0%

NCR Confidential
NCR Remains Industry Leader
NCR is the global
market share leader
in ATMs
22 consecutive years
NCR attained the
leadership position
in shipments of
ATMs to U.S.
financial institutions
for the 1
st
time
Winner of ATM
design award
in China

NCR Confidential Retail Industry Profile 28

NCR Confidential Retail: NCR Addressable Market 2008 2009 2010 2011 Adjacent Self-Service Markets: $.5B 2008 Addressable Market: $9.4B Core Markets: $8.9B -.5% 2.2% 10.8%

NCR Confidential
Self-Service Has Become a Retail Imperative
NCR SelfServ Checkout
• Self-checkout now accounts for
20% of Tesco’s transactions in
U.K., and 100% in US Fresh &
Easy subsidiary
• "The retailer (ASDA) is saving
money with the shift to self-scan
checkouts - with staff deployed
elsewhere -…"
Source:  The Guardian
• Market-leading solution installed
in ~20 countries
• > 50k units installed at > 125
global retailers
• Strongest value proposition
• Launched Release 5.0 latest
generation
Compact design for convenience,
drug, and space constrained
retailers
Note and Coin Recycling
2ST
Usability enhancements
NCR APTRA Vision for systems
management

NCR Confidential
Retail Kiosks Create New Interactions
In-Store Kiosk Applications
• Loyalty Programs
• Product Information
• Pre-Order (deli, bakery)
• Prescription Drop-off/Pick-Up
North
America
35%
Europe
29%
APAC
24%
ROW
12%
Source:  Frost & Sullivan 2007
2008 Revenue Forecast
Total Market    < $1B
NCR 29% Share
North
America
35%
Europe
29%
APAC
24%
Source:  Frost & Sullivan 2007
2008 Revenue Forecast
Total Market    < $1B
NCR 29% Share

NCR Confidential
Retail Point-of-Service Innovation Continues
NCR RealPOS 80XRT Modular POS
•
First to market with Intel Core2 Duo vPro/AMT
technology with advanced manageability features
•
Competing well in global retail market
•
Significant installations with The Home Depot, Macy's, Target, and USPS
•
Continued innovation with new processors and high efficiency power supply
RealPOS 70XRT Integrated POS
•
Targeted at hospitality segment with compact footprint design
•
Sets the standard for performance in the industry
•
Innovative EZ-Glide Blade System sets a new standard for serviceability with tool-free front access
•
Can reduce power consumption up to 50%
Only company in the industry with a consistent roadmap leveraging Intel technology across the portfolio and extending it into self-service.

NCR Confidential
“Sainsbury’s with NCR
for Sainsbury’s halves receipt
paper usage”
(As Published by 2008 European
Retail Solutions Awards)
NCR Consumables Strategy
Driving profitable growth
•
2ST licenses and royalties
•
Receipt on Label (RoL)
•
Labels
•
Channel and geographic expansion
•
Strengthen IP position
Lowest Cost Structure
•
Manufacturing consolidation
•
Lean
•
ERP
Up to a 45%
Reduction

NCR Confidential Entertainment Industry Profile 34

NCR Confidential
Entertainment Market
Source: Citibank Research and Sutton & Associates
Vending
Rental Channel Share (%)
Stores
Online
CAGR
-7%
3%
56%
2006 2010
Segments
NCR
Investments
ISO Partners
Buy/Sell/Trade
ePlay
Digital Media
Delivery
MOD
Rental
Touch
Automation
Ambient
TNR ePlay

NCR Confidential
Differentiated Entertainment Solutions
• DVD Rental
• Packaged Media Sell-Through
• Buy / Sell / Trade
• Digital Download
• In-store Kiosk
• Digital Portability
• Home
NCR Application Capabilities

NCR Confidential
Healthcare & Public
Sector
Travel & Lodging
Telecommunications &
Technology
• $45mm
addressable
market
• 74% CAGR
• Patient Registration
• Revenue Cycle
Management
• Lab Results
• Patient Portal
• Rx Management
#1 in Healthcare
Self-Service Patient
Registration
• $241mm
addressable
market
• 25% CAGR
• Airline Check-in
• Car Rental
• Hotel/Resort
Registration
• Restaurant Order
and Pay
4 of the Top 10 QSR
Operators
Most widely deployed
CUSS platform
Multi-billion dollar
market
Network design &
implementation
Wireless
implementation
Telco Bill Pay
Largest Global Postal
Deployment
#2 in Airline Check-in
-
Emerging Industry Profiles

NCR Confidential NCR is Well Positioned to Deliver

NCR Confidential Creating Shareholder Value

NCR Confidential
Evolution of Our Cost Structure
Cost
Savings
Phase I and II
• Phase I – G&A focused, completed 2007, $400mm
• Phase II – Operations focused, started in 2007
• High Cost to Low Cost Regions
• Manufacturing Restructuring
• BPO
• $150 – 200mm total savings; $75 – 100mm NPOI improvement
from 2008 - 2010
UPDATE:  $200 – 250mm savings from 2008 – 2010

NCR Confidential
Phase I and II
•
Phase I – G&A focused, completed 2007, $400mm
•
Phase II – Operations focused, started in 2007
•
High Cost to Low Cost Regions
•
Manufacturing Restructuring
•
BPO
•
$150 – 200mm total savings; $75 – 100mm NPOI improvement from 2008 - 2010
Cost
Savings
Strategic
Initiatives
Product
Development
• Value Engineering
• Product Lifecycle Management (DFx)
• Engineering Productivity
Evolution of Our Cost Structure

NCR Confidential
Cost
Savings
Strategic
Initiatives
Operations
• Value Engineering
• Lean Enterprise
• Low Cost Region Sourcing & Manufacturing
Evolution of Our Cost Structure
Product
Development
• Value Engineering
• Product Lifecycle
Management (DFx)
• Engineering Productivity
Phase I and II
•
Phase I – G&A focused, completed 2007, $400mm
•
Phase II – Operations focused, started in 2007
•
High Cost to Low Cost Regions
•
Manufacturing Restructuring
•
BPO
•
$150 – 200mm total savings; $75 – 100mm NPOI improvement from 2008 - 2010

NCR Confidential
Cost
Savings
Strategic
Initiatives
Services
• Service Parts & Logistics
• Productivity
• Design for Serviceability
Evolution of Our Cost Structure
Product
Development
• Value Engineering
• Product Lifecycle
Management (DFx)
• Engineering Productivity
Operations
• Value Engineering
• Lean Enterprise
• Low Cost Region
Sourcing &
Manufacturing
Phase I and II
•
Phase I – G&A focused, completed 2007, $400mm
•
Phase II – Operations focused, started in 2007
•
High Cost to Low Cost Regions
•
Manufacturing Restructuring
•
BPO
•
$150 – 200mm total savings; $75 – 100mm NPOI improvement from 2008 - 2010

NCR Confidential
Cost
Savings
Strategic
Initiatives
G&A Infrastructure
Evolution of Our Cost Structure
• Back office
• Real estate
• Productivity
Product
Development
• Value Engineering
• Product Lifecycle
Management (DFx)
• Engineering Productivity
Operations
• Value Engineering
• Lean Enterprise
• Low Cost Region
Sourcing &
Manufacturing
Services
• Service Parts &
Logistics
• Productivity
• Design for
Serviceability
Phase I and II
•
Phase I – G&A focused, completed 2007, $400mm
•
Phase II – Operations focused, started in 2007
•
High Cost to Low Cost Regions
•
Manufacturing Restructuring
•
BPO
•
$150 – 200mm total savings; $75 – 100mm NPOI improvement from 2008 - 2010

NCR Confidential
Cost
Savings
Strategic
Initiatives
Continuous
Improvement
• Institutionalize within NCR culture and
operating model
• Organization Design
• Business Process Outsourcing (BPO)
• Business Process Improvement (BPI)
Evolution of Our Cost Structure
Product
Development
• Value Engineering
• Product Lifecycle
Management (DFx)
• Engineering Productivity
Operations
• Value Engineering
• Lean Enterprise
• Low Cost Region
Sourcing &
Manufacturing
Services
• Service Parts &
Logistics
• Productivity
• Design for
Serviceability
G&A Infrastructure
• Back office
• Real estate
• Productivity
Phase I and II
•
Phase I – G&A focused, completed 2007, $400mm
•
Phase II – Operations focused, started in 2007
•
High Cost to Low Cost Regions
•
Manufacturing Restructuring
•
BPO
•
$150 – 200mm total savings; $75 – 100mm NPOI improvement from 2008 - 2010

NCR Confidential Creating Shareholder Value

NCR Confidential
Capital Structure Strategy Update
•
Board Authorized $583mm buy-back that we executed over the
past year
•
Regular and ongoing evaluation of optimal capital structure
strategy…follows business strategy
•
Capital allocation decision factors (ROIC):
Pension
Working capital
Credit market conditions
Macroeconomic conditions
Acquisition opportunities

NCR Confidential
Peter Dorsman
SVP Operations
Malcolm Collins
SVP Sales
John Bruno
EVP Industry
Solutions Group
Alan Chow
SVP CTO
Andrea Ledford
SVP Human
Resources
Chris Wallace
SVP  Services
Peter Lieb
SVP General
Counsel
Mel Walter
VP Business
Development
Bill Nuti
Chairman & CEO
Dan Bogan
VP Consumables
Tony Massetti
CFO
Mike Webster
VP Strategy
& Communications
NCR Executive Leadership Team

NCR Confidential Summary • We’ve done “what we said we would do” • Confident in our strategy • We will course correct to the realities of the markets • We’re confident in the long term

NCR Confidential Product Development Strategy Alan Chow SVP, Product & Solutions Development

NCR Confidential
NCR Product & Solutions Development
•
Innovation is alive and well at NCR
•
Focus on solution and process innovation
•
Savings recycled to fuel additional growth
•
Aligned with Operations and Services

NCR Confidential
Solution Innovation
Best-in-Class New Products
NCR RealPOS
70XRT
• 30% faster with ~50%
less energy consumption
• 1   Intel Vpro Core
integrated POS terminal
NCR 2ST Printers
• Reduced Paper Cost
• Fewer roll changes
• Environmental benefit
• Ability to print
promotions, surveys etc.
NCR SelfServ
Checkout 5.0
• Reduced enclosure cost
by consolidating product
line into common
components
• Reduced Assembly time
NCR SelfServ™
20 & 30
• Fewer parts than Personas
• Increased common modules &
parts across the product line
• Reduced Manufacturing &
Service time
NCR Aptra Mobile
Banking
Leading New Industries & Categories
NCR Xpress Entertainment
NCR Healthcare
NCR Bill Pay
NCR Digital Signage
NCR Mobile
Boarding Pass
NCR SelfServ™
60
• 1   Intel Vpro Core
integrated kiosk
• 32% lower service cost
• Unique rear mounting and
brandable cabinetry
st
st

NCR Confidential
Process Innovation
• Dedicated Value Engineering Teams
• Product Lifecycle Management
• Disruptive Technologies
• Radical Redesign of Components
• Common Platforms
• SKU Reduction
Common Application Software Platform Common Hardware Platform

NCR Confidential
NCR Confidential
Improving Time To Market
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2002 2003 2004 2005 2006
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2007 2008
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2000 2001
7878 Scanner
2-Sided Receipt
Printer
5th Generation Family
Less Than 2 Years of Development
4   Generation Family
5 Years of Development
Coin Recycling with Bulk Coin Input
Note Recycling Option
Increased Security Enclosure
Custom Conversion
- 1, 2, 3 Bag
- Redesigned Takeaway Belt
4   Generation Family
Additional Enhancements
th
th

NCR Confidential
•
Reduced assembly time on NCR
SelfServ Checkout by 20%
•
27% fewer unique parts on NCR
SelfServ 20 / 30 ATMs
•
Freight savings > 30% via bulk
pack of POS terminals
•
Increased inventory turns > 5%
via fewer models
•
Improved diagnostic tools
•
Remote monitoring and
management
•
Common service parts
Alignment with Operations and Services
Design
for
Manufacturability
Design
for
Serviceability
Product
Lifecycle
Management

NCR Confidential
NCR Product & Solutions Development
•
Innovation is alive and well at NCR
•
Focus on solution and process innovation
•
Savings recycled to fuel additional growth
•
Aligned with Operations and Services

Operations Strategy Peter Dorsman SVP, Operations

58 NCR Confidential Operations Mission Delivering products more efficiently, with a higher degree of quality and reliability than our competition

59 NCR Confidential Operations Focus

60
NCR Confidential
Operations Functions
Product   Product
Development Development
Manufacturing
Operations
Demand
Planning
Sourcing
Manufacturing
Operations
Warehousing
and
Logistics
Information Technology
Continuous Improvement
Customer Customer
Services Services
Fulfillment Fulfillment
Make Make
Source Source
Plan Plan
New New
Product Product
Intro Intro

61
NCR Confidential
Manufacturing Network
In-house and Contract Manufacturing Model
Contract Manufacturing
NCR Manufacturing Facilities
NCR Fulfillment Centers
Flex-Columbia, SC
Dundee
Puducherry
Budapest
Beijing
Flex-Plano, TX
Flex-Guadalajara
Flex-Sorocaba
Ebina
Rotterdam
Atlanta, GA
MAC-Atlanta, GA
Flytech-Taiwan
TEC-Singapore
GES Venture-Singapore

62
NCR Confidential
Manufacturing Model
•
Dedicated New Product Introduction (NPI) and Rapid
Prototyping Centers
•
Regional High Volume Production facilities
•
In-Theater final touch/configuration
•
Centralized Low-Cost Region (LCR) Global Support Organization
•
Flexible Labor Model (Core and Buffer)

63
NCR Confidential
Contract Manufacturing Contract Manufacturing
NCR Manufacturing Facilities NCR Manufacturing Facilities
NCR Fulfillment Centers NCR Fulfillment Centers
Flex-Columbia, SC
Dundee
Puducherry
Budapest
Beijing
Flex-Plano, TX
Flex-Guadalajara
Flex-Sorocaba
Ebina
Rotterdam
Atlanta, GA
MAC-Atlanta, GA
TEC-Singapore
GES Venture-Singapore
Supplier Network
Local Supplier Base
Contract Manufacturing
NCR Manufacturing Facilities
NCR Fulfillment Centers
Dundee
Puducherry
Budapest
Beijing
Flex-Plano, TX
Flex-Guadalajara
Flex-Sorocaba
Ebina
Rotterdam
Atlanta, GA
Flytech-Taiwan

64
NCR Confidential
Cost Improvements
Facility
Consolidation
Process
Standardization
Value
Engineering
LEAN
Enterprise
Practices
Flexible
Workforce
Supplier
Collaboration &
Consolidation
Low Cost
Region
Sourcing
Outsourcing

65
NCR Confidential
Value Engineering
• Aligned teams targeting cost reductions
• Analytical approach, dedicated resources, rigorous reviews
Engineering
Manufacturing
SLM
Product Mgmt
Finance
Product
Cost
Engineering
Manufacturing
SLM
Product Mgmt
Finance
Product
Cost
Engineering
Manufacturing
SLM
Product Mgmt
Finance
Product
Cost
Engineering
Manufacturing
SLM
Product Mgmt
Finance
Focus:
Product
Cost
Engineering
Manufacturing
SLM
Product Mgmt
Finance
Product
Cost
Engineering
Manufacturing
SLM
Product Mgmt
Finance
Product
Cost
SelfServ 6622 RealPOS 70XRT
SelfServ
Checkout
Focus: Organization Objectives
Functional Silos with Different Objectives
Previous Approach
Value Engineering Teams

66
NCR Confidential
Warehouse Consolidation
• Reduce cost associated with multiple locations,
shipments, and handoffs
• Eliminate higher cost local staging
• Improve overall quality with standardized/controlled
approach
• Reduce total capital invested in finished goods inventory
• Improve customer experience – committed ship dates
and consistency
Consolidate local warehouses into regional fulfillment centers, performing ‘final touch’ staging and customer ready shipments.

67
NCR Confidential
Working Capital - Inventory
•
Warehouse Consolidation
•
Sales and Operations
Planning
•
Demand Planning
•
VMI / Hubbing
•
Supplier Campuses
•
SKU Reduction
•
Lean Practices
2007
2008
2009
Raw Materials                         Finished Goods

68 NCR Confidential Customer Experience “End-to-End” Quality Approach Product Installation Delivery Order Management Design

69
NCR Confidential
Information Technology
Cost
Customer
Experience
Working
Capital
•
Electronic Data
Interchange (EDI)
•
Tele-presence
•
Enterprise
Resource Planning
(ERP) Systems
•
Self-service
Portal
•
On-line Ordering
•
Customer Asset
Management
Tools
•
Demand Planning
•
Business Analytics
Technology Enablers

70
NCR Confidential
Operations Functions
Product
Development
Manufacturing
Operations
Demand
Planning
Sourcing
Manufacturing
Operations
Warehousing
and
Logistics
Information Technology
Continuous Improvement
Customer
Services
Fulfillment
Make
Source
Plan
New
Product
Intro

NCR Confidential Chris Wallace SVP, Services Services Strategy

NCR Confidential
Services Overview
Significant margin
improvement; on
track to achieve
double digit return
Ten consecutive
quarters of service
revenue growth
Strengthened Customer
& Employee
relationships
Productivity:
15% increase in
CS revenue per
employee over
last 3 years
Greater than 95%
customer retention
Performance: a Growing,
Profitable Business
Yokohama,
Japan
Winnipeg,
Canada
Atlanta,
Georgia
Buenos Aires,
Argentina
Budapest,
Hungary
Motherwell
Scotland
Sydney,
Australia
Mumbai,
India

NCR Confidential
Services Overview
Innovative, end-to-end
Service Portfolio
Hardware + Software +
Managed Services
Differentiators: Why
Customers choose NCR
Significant margin
improvement; on
track to achieve
double digit return
Ten consecutive
quarters of service
revenue growth
Strengthened Customer
& Employee
relationships
Productivity:
15% increase in
CS revenue per
employee over
last 3 years
Superior technology
platform allows NCR to
deliver proactive service
intelligence
24x7x365 global
support enables
customer scalability
Trusted service partner
in an uncertain economic
environment
Branded service
delivery workforce
(limited use of
contractors)
Greater than 95%
customer retention
Performance: a Growing,
Profitable Business
Yokohama,
Japan
Winnipeg,
Canada
Atlanta,
Georgia
Buenos Aires,
Argentina
Budapest,
Hungary
Motherwell
Scotland
Sydney,
Australia
Mumbai,
India

NCR Confidential
Organized Around the Customer Experience
Around the world, service customers want
1) timely response 2) fix it right the first time 3) keep me informed
Centers of Excellence (COE)
Global technology platform
Consistent management discipline
Global customer satisfaction
measurement
Business analytics powered by one of
the world’s largest CS data warehouses
Region-aligned to improve customer experience
Field Repair Parts & Logistics
Remote Support Managed Services
Globally Coordinated and Supported

NCR Confidential
What Customers Value…
$8.2B Addressable Services Market by 2011
• High Availability
• Technology driven
opportunity
• Cost reduction
• Operational efficiency
• Security / Privacy
• Single service source
• Focus on customer travel
experience
• Proactive incident mgmt.
• Cost reduction
• Customer convenience
• Security / Privacy
• Cost reduction
• High availability
• Security
• Technology driven
opportunity
• High availability
• Security / Privacy
• Cost reduction
Network Design
Site Preparation
SW Staging
Onsite Installation
Project Mgmt.
HW Maintenance
SW Maintenance &
Support
Service Mgmt.
Help Desk
Incident Mgmt.
Currency Mgmt.
SW Management
Asset Mgmt.
Hosting
Remote Monitoring
…NCR Service Offers
• High availability
• Security
• Technology driven
opportunity

NCR Confidential
Network Design
Services
Site Assessment
& Preparation
Staging
(preloading SW)
Onsite Installation
Project
Management
Electronic Journal
HW Maintenance
SW Maintenance
& Support
…can be Leveraged across New Industries
Media Replenishment
Consumer Help Desk
Asset Acquisition
New for this industry Leverage across industry
Service Mgmt.
Help Desk
Incident Mgmt.
Remote Monitoring
Asset Mgmt.
eCommerce
Currency Mgmt.
SW Management
New growth at less cost = Margin Expansion
Cash Services

NCR Confidential
Innovation
Centers of Excellence
Remote Monitoring and Management
Proactive / Predictive Availability
New software support services
Driving
growth and efficiency
Cost Optimization
Rate, Mix, Productivity
Remote Resolution
Common Service Platform
Parts & Logistics
Cost obsession and
business improvement
Margin Expansion

NCR Confidential
Center of Excellence Philosophy
Drives innovation and best practices.
Showcases NCR’s service value.
Budapest COE
Atlanta COE
Customer
Care Center &
SW support
Parts
Logistics
Training &
Certification
Design for
Serviceability

NCR Confidential
Proactive / Predictive Availability
Incident Management
Plus
Transaction Monitoring
Account
Inquiry
Envelope
Deposit
Withdrawal
Transaction
Thresholds/
Rules
Dispatch & Repair/Replace
1. When threshold met
2. During remedial call to
repair different module
Increased availability and higher margins
Service Innovations – APTRA Vision
Remote Monitoring &
Management
Predict problems that haven’t yet occurred

NCR Confidential
Services Margin Evolution
Reactive Proactive Predictive
Key Assumptions for Expansion
• New industry penetration and leverage
• Software support & maintenance growth
• Retention through stellar customer satisfaction
• Productivity gains through disciplined operations
• APTRA Vision
2005 2006 2007 2008 2009 2010 2011
Cost
Optimization
Full
Strategy
Execution
Service Delivery Approach
Continuity, Progress, Performance
Innovation

NCR Confidential
• Customer Services is a strong and stable business
Designed to grow/scale capability/leverage into new industries
• Integrally linked with Engineering and Operations to deliver shareholder value
• More than just service products - strategically critical to NCR’s future
NCR as a software and service company
Consumer focused – the ultimate satisfaction requirement
Capable of owning and operating for customers
• Poised to continue as a growth driver for the company
• Plenty of opportunity for margin expansion through productivity and innovation
Services Conclusions

NCR Confidential NCR Business Model Tony Massetti CFO

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NCR Confidential
Financial Overview – Key Discussion Points
•
NCR is executing well on its shareholder value levers,
with strong YTD 2008 performance
•
Improving gross margin and significant cost reduction
opportunities drive favorable NPOI growth outlook
through 2011
•
Working capital improvements are enhancing NCR’s cash
flow generation capability
•
External economic and market factors create near-term
pension headwinds and limit 2009 visibility

NCR Confidential Creating Shareholder Value

NCR Confidential NCR Revenue Trends Revenue - $ Millions Geographic Diversity (2008 Q3 YTD) Strong Growth

NCR Confidential Profitable Revenue Growth - 2007 to 2011 Core Solutions Emerging Industry Growth New Service Offers & Improved Attach Adjacent Solutions ~$375M ~$150M ~$375M ~$150M

NCR Confidential
Revenue/Gross Margin by Geography
Revenue 2006 2007 2008 Q3 YTD
Americas 2,096 $       2,148 $    1,685 $
EMEA 1,675 $       1,906 $    1,508 $
APJ 811 $          916 $      701 $
Total 4,582 $       4,970 $    3,894 $
GM% 2006 2007 2008 Q3 YTD
Americas 20.4% 20.1% 18.8%
EMEA 22.9% 25.4% 27.1%
APJ 24.0% 23.6% 24.5%
Total 21.9% 22.8% 23.0%
Gross Margin excludes non-operational items
Revenue - $ Millions

NCR Confidential Creating Shareholder Value

NCR Confidential
Optimizing Cost Structure – 2007 to 2011
•
Value engineering
•
Product Lifecycle Management / DFx
•
Engineering productivity
•
Value engineering
•
Lean enterprise
•
Low cost region sourcing and manufacturing
•
Service Parts & Logistics
•
Productivity
•
Design for serviceability
•
Performance-based
Reductions / Top grading &
skills remix reinvestments
•
Lean/Six Sigma Training
completed for 1   wave
Company Organization
Programs
Product Development
Operations
Services
st

NCR Confidential Creating Shareholder Value

NCR Confidential
Strong Balance Sheet
9/30/08
Cash balance $733
Debt balance $308
Net cash position $425
Near term objectives
•
Stability
•
Liquidity
•
Financial Flexibility
•
Working Capital Improvements
( $ Millions)

NCR Confidential
NCR Pension Discussion
NCR Historical Pension Results
2002 2003 2004 2005 2006 2007 2008
Expense/(income) (74) 105 135 128 122 38 25-30
2002-2004 not adjusted for discontinued operations
Cash Funding for Pension Plans
2005 2006 2007 2008E 2009E 2010E
International & Executive 110 112 92 90 105-115 115-125
US Qualified Plan 0 0 0 0 0-30 10-170
2005-2007 not adjusted for discontinued operations
2010 US assumptions:  2008 return of -30% to -35% & discount rate of 8%; 2009 return of -10% to +10% & discount rate of 7% to 8%
2009 Hypothetical Pension Expense
Discount rate change from 12/31/2007
2008 Asset Return +125bps +150bps +175bps
(25%) 100 85 70
(30%) 145 130 115
(35%) 190 175 160
( $ Millions)

NCR Confidential
Revenue & NPOI Growth
Revenue, $ Millions
NPOI, $ Millions
YoY Growth
% of Revenue
8 – 9%
0.5%
$4,582
8.5%
$4,970
6.0%
$276
7.0%
$349
7 - 8%
’07–2011e CAGR = ~5%
2011e = ~10%
* NPOI excludes pension expense and non-operational items

NCR Confidential
Working Capital Improvements
Focus on working capital …
… has yielded solid improvements in 2008
2007 2008
Q1 Q2 Q3 Q4 Q1 Q2 Q3
Accounts Receivable 950 1,007
1,014
1,167 1,048 991
943
Days Sales Outstanding 86 77 71 69 80 67 62
Inventory Balance 678 704 767 717 752 735 711
Inventory Turns (rolling 4 qtr avg) 5.6 5.5 5.5 5.5 5.5 5.6 5.8

NCR Confidential
Free Cash Flow Generation
190
Cash flow from operations
Capital Expenditures
*NCR calculates Free Cash Flow as cash provided by operating activities less capital expenditures for PP&E and additions to capitalized software
( $ Millions)
2006
2007
2008
Q3 YTD
144
151
112
105
307
Free Cash Flow*
46
39
202
… and a significant increase in Free Cash Flow

96
NCR Confidential
In Summary
•
NCR is executing well on its shareholder value levers
•
Increased cost reduction targets provide additional support
to NPOI growth outlook
•
We will manage the balance sheet for flexibility and
liquidity in the near term, focusing on continued working
capital improvement
•
Cash flow and earnings outlook subject to finalization of
pension impact on 2009 – updates to come on 4   quarter
earnings call
th

NCR Confidential Questions